UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 27, 2020

Quanta Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-13831	74-2851603
(Commission File No.)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 2600

Houston, Texas 77056

(Address of principal executive offices, including ZIP code)

(713) 629-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.00001	PWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)    On May 28, 2020, Quanta Services, Inc. (“Quanta” or the “Company”) held its 2020 Annual Meeting of Stockholders.

(b)    The final voting results for the items that were presented for stockholder approval, recommendation or ratification at the annual meeting are set forth below. These items related to each proposal described in detail in the Company’s definitive proxy statement for the annual meeting, which was filed with the Securities and Exchange Commission on April 17, 2020 (the “2020 Proxy Statement”). All results presented below reflect the voting power of the Company’s common stock.

Election of Directors (Item 1)

The following ten director nominees were elected as directors of the Company to serve one-year terms expiring at the 2021 Annual Meeting of Stockholders. The vote totals for each director, rounded to the nearest whole share, are set forth in the table below:

Nominee:	For	Against	Abstain	Broker Non- Votes
Earl C. Austin, Jr.	109,582,539	1,957,363	85,395	11,931,215
Doyle N. Beneby	110,943,909	587,446	93,943	11,931,215
J. Michal Conaway	106,068,586	5,465,419	91,292	11,931,215
Vincent D. Foster	108,723,997	2,809,858	91,442	11,931,215
Bernard Fried	107,989,956	3,542,594	92,747	11,931,215
Worthing F. Jackman	108,584,688	2,950,274	90,335	11,931,215
David M. McClanahan	111,251,742	283,884	89,672	11,931,215
Margaret B. Shannon	110,436,186	1,100,951	88,161	11,931,215
Pat Wood, III	105,868,031	5,662,809	94,457	11,931,215
Martha B. Wyrsch	110,822,249	713,196	89,853	11,931,215

Advisory Vote on Executive Compensation (Item 2)

The advisory resolution approving the Company’s executive compensation as set forth in the 2020 Proxy Statement was approved with the vote totals, rounded to the nearest whole share, as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
106,663,715	3,216,973	1,744,610	11,931,215

Ratification of Appointment of Independent Registered Public Accounting Firm (Item 3)

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2020 was ratified with the vote totals, rounded to the nearest whole share, as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
121,914,968	1,604,006	37,538	—

Item 8.01	Other Events

On May 27, 2020, in light of the current economic environment and upon recommendation by the Governance and Nominating Committee of the Board of Directors of Quanta (the “Board”), the Board adopted a revised Director Compensation Summary, which became effective as of May 28, 2020. The revised Director Compensation Summary rescinded an increase to the non-employee director annual membership cash retainer that was approved by the Board in December 2019 and was to be effective as of May 28, 2020. A copy of the revised Director Compensation Summary is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

10.1	Director Compensation Summary, revised as of May 27, 2020 and effective as of May 28, 2020

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2020	Quanta Services, Inc.

	By:	/s/ Donald C. Wayne
	Name:	Donald C. Wayne
	Title:	Executive Vice President and General Counsel